UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. EPI Health, LLC Debtor(s) § § § § Case No. 23-10938 Lead Case No. 23-10937 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 07/31/2023 Petition Date: 07/17/2023 Months Pending: 0 Industry Classification: 4 2 4 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 1 Debtor's Full-Time Employees (as of date of order for relief): 1 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Scott Jones 08/21/2023 Scott Jones Morris, Nichols, Arsht & Tunnell LLP 1201 North Market Street, PO Box 1347 Wilmington, DE 19899-1347 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 1 of 17 Exhibit 99.2

UST Form 11-MOR (12/01/2021) 2 Debtor's Name EPI Health, LLC Case No. 23-10938 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $24,387 b. Total receipts (net of transfers between accounts) $26,399 $26,399 c. Total disbursements (net of transfers between accounts) $6,004 $6,004 d. Cash balance end of month (a+b-c) $44,782 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $6,004 $6,004 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $5,508,613 b. Accounts receivable over 90 days outstanding (net of allowance) $19,862 c. Inventory ( (attach explanation))Book Market Other $1,193,402 d Total current assets $9,289,184 e. Total assets $35,564,860 f. Postpetition payables (excluding taxes) $1,981 g. Postpetition payables past due (excluding taxes) $-472,586 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $1,981 k. Prepetition secured debt $-1,680,638 l. Prepetition priority debt $0 m. Prepetition unsecured debt $27,517,898 n. Total liabilities (debt) (j+k+l+m) $25,839,241 o. Ending equity/net worth (e-n) $9,725,619 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $12,370 b. Cost of goods sold (inclusive of depreciation, if applicable) $4,315 c. Gross profit (a-b) $8,055 d. Selling expenses $0 e. General and administrative expenses $152,853 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $74,237 h. Interest $13,578 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $-232,613 $-232,613 Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 2 of 17

UST Form 11-MOR (12/01/2021) 3 Debtor's Name EPI Health, LLC Case No. 23-10938 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 3 of 17

UST Form 11-MOR (12/01/2021) 4 Debtor's Name EPI Health, LLC Case No. 23-10938 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 4 of 17

UST Form 11-MOR (12/01/2021) 5 Debtor's Name EPI Health, LLC Case No. 23-10938 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 5 of 17

UST Form 11-MOR (12/01/2021) 6 Debtor's Name EPI Health, LLC Case No. 23-10938 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 6 of 17

UST Form 11-MOR (12/01/2021) 7 Debtor's Name EPI Health, LLC Case No. 23-10938 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 7 of 17

UST Form 11-MOR (12/01/2021) 8 Debtor's Name EPI Health, LLC Case No. 23-10938 xcix c c. All professional fees and expenses (debtor & committees) Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $354 $354 d. Postpetition employer payroll taxes paid $2,156 $2,156 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 8 of 17

UST Form 11-MOR (12/01/2021) 9 Debtor's Name EPI Health, LLC Case No. 23-10938 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Amy Borbet Signature of Responsible Party Corporate Controller Printed Name of Responsible Party 08/21/2023 DateTitle Amy Borbet Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 9 of 17

UST Form 11-MOR (12/01/2021) 10 Debtor's Name EPI Health, LLC Case No. 23-10938 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 10 of 17

UST Form 11-MOR (12/01/2021) 11 Debtor's Name EPI Health, LLC Case No. 23-10938 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 11 of 17

UST Form 11-MOR (12/01/2021) 12 Debtor's Name EPI Health, LLC Case No. 23-10938 PageFour PageThree Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 12 of 17

In re: EPI Health, LLC Case No. 23-10938 Balance Sheet As of July 31, 2023 Cash and cash equivalents 44,782$ Restricted Cash, current 25,048 Trade accounts receivable, net 5,508,613 Inventory, net 1,193,402 Prepaid expenses and other current assets 2,517,339 TOTAL CURRENT ASSETS 9,289,184 Intangible Assets, Net 26,275,676 TOTAL ASSETS 35,564,860$ Accounts payable 20,086,816$ Accrued expenses 7,433,113 Notes payable, current portion (2,153,223) [1] TOTAL CURRENT LIABILITIES 25,366,706 Other long-term liabilities 494,607 Due to/from Novan, Inc. (13,623,835) [2] TOTAL LIABILITIES 12,237,478 Additional paid-in capital 32,045,966 Accumulated deficit (8,718,584) TOTAL EQUITY 23,327,382 TOTAL LIABILITIES & EQUITY 35,564,860$ Footnote: [1] This line item is associated with the factoring facility with Bayview Funding. As of July 31, 2023, this amount is currently in a receivable position subject to receipt upon termination of the agreement. [2] This line item includes an intercompany balance related to goodwill totaling $4.1 million. Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 13 of 17

In re: EPI Health, LLC Case No. 23-10938 Statement of Operations Reporting Period: July 17 to July 31, 2023 Net product sales 12,370$ [1] License and collaboration revenue - TOTAL REVENUE 12,370 Cost of goods sold 4,315 [2] GROSS PROFIT 8,055 Sell, General & Administrative 152,853 Amortization expense 74,237 TOTAL OPERATING EXPENSES 227,090 Interest Expense 13,578 NET INCOME (LOSS) (232,613)$ Footnotes: [1] This entire amount represents adjusting entries made to gross-to-net accruals related to the period ended June 30, 2023. Adjustments flow through the statement of operations as they occur. [2] This entire amount represents adjusting entries made to cost of goods sold related to the period ended June 30, 2023. It is the result of recalculated royalty amounts due on net sales in previous periods as the result of gross-to- net adjustments noted above. Adjustments flow through the statement of operations as they occur. Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 14 of 17

In re: EPI Health, LLC Case No. 23-10938 Statement of Cash Receipts and Disbursements Summary (Cash Basis) Reporting Period: July 17 to July 31, 2023 BEGINNING CASH BALANCE 24,387$ Receipts: Transfers from Novan, Inc. 26,399 TOTAL RECEIPTS 26,399 Operating Disbursements: Rent and utilities 6,004 TOTAL DISBURSEMENTS 6,004 NET CASH FLOW 20,395 ENDING CASH BALANCE 44,782$ Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 15 of 17

In re: EPI Health, LLC Case No. 23-10938 Summary of Cash Book Balances As of July 31, 2023 Cash and cash equivalents Account Description Bank Account Number Last 4 Digits Book Balance as of 7/31/2023 Operational Silicon Valley Bank 9806 44,782$ [1] Restricted Cash, current Account Description Bank Account Number Last 4 Digits Book Balance as of 7/31/2023 Lockbox Bank of America 1379 25,048$ Footnotes: [1] This account, while owned by parent Debtor, Novan, Inc., is used to track operational activities related to EPI Health, LLC. Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 16 of 17

In re: EPI Health, LLC Case No. 23-10938 Additional Information Reporting Period: July 17 to July 31, 2023 Supplemental Information All Bank Statements and Bank Reconciliations for the Reporting Period /s/ Amy Borbet August 21, 2023 Signature of Authorized Individual Date Amy Borbet Corporate Controller Printed Name of Authorized Individual Title of Authorized Individual Part 7: Questionnaire a. Were any payment made on prepetition debt? Yes The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during July 2023. The Debtor's standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtor's bank accounts have been reconciled in accordance with its standard practice. All payments made on account prepetition debt during the month of July 2023 (and included in the disbursements reported herein) were authorized under “first day” orders entered by the United States Bankruptcy Court for the District of Delaware. These payments are not itemized, but will be provided to the Office of the United States Trustee upon request. The individual detail of these payments is not included in this document but will be made available to the Office of the United States Trustee upon request. Case 23-10937-LSS Doc 225 Filed 08/21/23 Page 17 of 17